Exhibit 99.7

RODOBO INTERNATIONAL, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS
December 31, 2009
					Pro Forma		Pro Forma
	Rodobo	Hailaer	Ewenkeqi	Hulunbeier	Adjustments	Notes	Combined

ASSETS

Current assets:
Cash and cash equivalents	$2,876,418	$1,174,439	$15,762	$8,194	(307,593)	a	$3,767,220
Accounts receivable, net	3,533,430	3,924,234	-	164,489			7,622,153
Other receivable	11,978	116,744	-	-			128,722
Due from related parties	-	1,413,622	-	-	(1,413,622)	b	-
Loan to others	-	1,559,990	-	-			1,559,990
Inventories	562,560	1,473,634	26,471	979			2,063,644
Prepaid expenses	226,542	-	-	21,140			247,682
Advances to suppliers, net	-	3,171,566	-	-			3,171,566

Total current assets	7,210,929	12,834,229	42,233	194,802			18,560,978

Property, plant and equipment, net of accumulated depreciation	1,985,487	10,810,049	1,461,856	4,656,077	1,292,441	c	20,205,910

Biological assets, net	2,439,713	-	-	-			2,439,713

Other assets:
Investment advances	410,135	-	-	-			410,135
Restricted cash	-	39,549	-	-			39,549
Loan to shareholders	-	88,881	1,655,624	-			1,744,505
Deposits on biological assets	988,718	-	-	-			988,718
Deposits on land and equipment	9,520,991	-	-	-			9,520,991
Intangible assets, net	4,462,142	648,687	-	675,702	4,882,234	d	10,668,765

Total other assets	15,381,986	777,117	1,655,624	675,702			23,372,663

Total Assets	$27,018,115	$24,421,395	$3,159,713	$5,526,581			$64,579,265

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$1,518,958	$1,557,837	$31,320	$48,675			$3,156,789
Short-term loan	-	1,259,700	-	-			1,259,700
Other payable	290,149	86,992	3,548	-			380,689
Accrued expenses	70,248	526,866	20,400	4,251			621,765
Advance from customers	-	2,585,971	-	10,283			2,596,254
Loan from shareholders	-	-	-	1,933,845			1,933,845
Due to related parties	1,185,054	-	951,055	462,567	(1,413,622)	b	1,185,054

Total current liabilities	3,064,409	6,017,366	1,006,322	2,459,621			11,134,096

Temporary equity - series A preferred stock, $0.0001 par value, 30,000,000 shares authorized, 2,000,000 shares issued and outstanding as of December 31, 2009	-	-	-	-	4,100,000	e	4,100,000

Stockholders' equity
Common stock, $0.0001 par value, 200,000,000 shares authorized, 26,892,614 shares issued and outstanding as of December 31, 2009	1,629	-	-	-	1,060	f	2,689
Registered capital	-	72,494	60,412	129,206	(262,112)	g	-
Additional paid in capital	13,936,367	11,023,102	2,325,484	2,983,183	7,517,171	f, g	37,785,307
Additional paid in capital - warrants	971,788	-	-	-			971,788
Subscription receivable	(50,000)	-	-	-			(50,000)
Retained earnings	8,250,895	5,988,514	(399,253)	(188,111)	(3,859,688)	h	9,792,357
Accumulated other comprehensive income	843,027	1,319,919	166,747	142,682	(1,629,348)	i	843,027

Total stockholders' equity	23,953,706	18,404,029	2,153,390	3,066,960			49,345,168

Total Liabilities and Stockholders' Equity	$27,018,115	$24,421,395	$3,159,713	$5,526,581			$64,579,265

The accompanying notes are an integral part of these financial statements

RODOBO INTERNATIONAL, INC.
UNAUDITED PRO FROMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2009

					Pro Forma		Pro Forma
	Rodobo	Hailaer	Ewenkeqi	Hulunbeier	Adjustments	Notes	Combined

Net sales	$10,075,445	$4,242,294	$-	$-			$14,147,888
Cost of goods sold	4,780,299	3,605,391	-	-			8,215,838

Gross profit	5,295,146	636,903	-	-			5,932,050

Operating expenses:
Distribution expenses	2,586,173	18,040	-	-			2,604,213
General and administrative expenses	722,880	104,415	1,509	-	402,437	l	1,231,240

Total operating expenses	3,309,053	122,455	1,509	-			3,835,453

Operating income	1,986,094	514,448	(1,509)	-			2,096,596

Subsidy income	273,897	-	-	-			273,897
Interest expenses	-	(141,737)	-	-			(141,737)
Other income / (expenses)	2,390	-	-	23,533			25,923

Income before income taxes	2,262,381	372,711	(1,509)	23,533			2,254,679

Provision for income taxes	-	-	-	-			-

Net income	$2,262,381	$372,711	$(1,509)	$23,533			$2,254,679

Other comprehensive income:
Foreign currency translation adjustment	(2,184)	(1,803)	(218)	(307)			(4,511)

Comprehensive income	$2,260,197	$370,909	$(1,727)	$23,226			$2,250,168

Earnings per share
Basic	$0.15	$0.62	$(0.00)	$0.02			$0.15
Diluted	$0.13	$0.62	$(0.00)	$0.02			$0.13

Weighted average shares outstanding
Basic	15,212,690	600,000	500,000	1,000,000			15,212,690
Diluted	16,914,508	600,000	500,000	1,000,000			16,914,508

The accompanying notes are an integral part of these financial statements

RODOBO INTERNATIONAL, INC.
UNAUDITED PRO FROMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2009

					Pro Forma		Pro Forma
	Rodobo	Hailaer	Ewenkeqi	Hulunbeier	Adjustments	Notes	Combined

Net sales	$34,690,987	$22,456,948	$63,133	$424,798	$(63,133)	j	$55,796,551
Cost of goods sold	17,089,006	19,565,073	89,933	586,387	(63,133)	k	35,491,085

Gross profit	17,601,981	2,891,875	(26,800)	(161,589)			20,305,467

Operating expenses:
Distribution expenses	9,790,602	184,231	-	5,242			9,980,075
General and administrative expenses	1,454,994	373,796	5,252	27,339	1,609,747	l	3,471,127

Total operating expenses	11,245,596	558,027	5,252	32,581			13,451,202

Operating income	6,356,385	2,333,848	(32,052)	(194,170)			6,854,265

Subsidy income	439,208	-	-	-			439,208
Interest expenses	-	(348,444)	-	-			(348,444)
Other income / (expenses)	-	-	(13,444)	(9,672)			(23,116)

Income before income taxes	6,795,593	1,985,404	(45,496)	(203,842)			6,921,912

Provision for income taxes	-	-	-	-			-

Net income	$6,795,593	$1,985,404	$(45,496)	$(203,842)			$6,921,912

Other comprehensive income:
Foreign currency translation adjustment	(42,274)	(48,852)	(880)	(63,806)			(155,812)

Comprehensive income	$6,753,319	$1,936,552	$(46,376)	$(267,648)			$6,766,100

Earnings per share
Basic	$1.01	$3.31	$(0.09)	$(0.20)			$1.03
Diluted	$0.42	$3.31	$(0.09)	$(0.20)			$0.43

Weighted average shares outstanding
Basic	6,708,121	600,000	500,000	1,000,000			6,708,121
Diluted	16,026,645	600,000	500,000	1,000,000			16,026,645

The accompanying notes are an integral part of these financial statements

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 1: Description of transaction and basis of presentation

On February 5, 2010, Rodobo International, Inc. (the “Company” or “Rodobo”), through its wholly-owned subsidiary, Tengshun Technology and Development Co., Ltd., acquired 100% of the equity interest in Hulunbeier Hailaer Beixue Dairy Factory (“Hailaer Beixue”), Ewenkeqi Beixue Dairy, Ltd. (“Ewenkeqi Beixue”), and Hulunbeier Beixue Dairy Co., Ltd (“Hulunbeier Beixue”). The acquisition has been accounted for as a purchase under accounting principles generally accepted in the United States (GAAP). Under the purchase method of accounting, in accordance with Statement of Financial Accounting Standards No. 141(R), Business Combinations, the assets and liabilities of Hailaer Beixue, Ewenkeqi Beixue and Hulunbeier Beixue are recorded as of the acquisition date at their respective fair values, and consolidated with the Company’s assets and liabilities.

Note 2: Purchase Price

For the purposes of this pro forma analysis, the purchase price has been allocated based on an estimate of the fair value of assets and liabilities acquired as of the date of acquisition. The determination of estimated fair value requires management to make significant estimates and assumptions.

Hailaer Beixue:

Cash paid	$87,884
Fair value of common stock issued	19,800,000
Fair value of Series A preferred stock issued	4,100,000
Total purchase price	$23,987,884

Assets
Cash and cash equivalents	$1,339,645
Accounts receivable, net	4,009,453
Other receivable	3,202,939
Inventories	1,829,438
Prepaid expenses	3,331,526
Property, plant and equipment, net	12,525,546
Restricted cash	39,548
Intangible assets, net	5,411,337
Total assets	$31,689,432

Liabilities
Accounts payable	$2,376,376
Short-term loan	1,127,856
Other payables	106,130
Accrued expenses	477,001
Advances from customers	2,585,937
Total liabilities	$6,673,300

Gain on bargin purchase*	$1,028,248
Estimated purchase price	$23,987,884

Ewenkeqi Beixue:

Cash paid	$73,236
Fair value of common stock issued	1,800,000
Total purchase price	$1,873,236

Assets
Cash and cash equivalents	$15,762
Other receivable	1,655,603
Inventories	26,470
Property, plant and equipment, net	1,237,614
Total assets	$2,935,449
Liabilities
Accounts payable	$31,319
Other payables	954,591
Accrued expenses	20,399
Total liabilities	$1,006,309

Gain on bargin purchase*	$55,904
Estimated purchase price	$1,873,236

Hulunbeier Beixue:

Cash paid	$146,473
Fair value of common stock issued	2,250,000
Total purchase price	$2,396,473

Assets
Cash and cash equivalents	$8,194
Accounts receivable	164,487
Inventories	979
Prepaid expenses	21,139
Property, plant and equipment, net	4,457,264
Intangible assets, net	795,286
Total assets	$5,447,349

Liabilities
Accounts payable	$48,675
Other payables	2,398,873
Accrued expenses	176
Advances from customers	10,284
Total liabilities	$2,458,008

Gain on bargin purchase*	$592,868
Estimated purchase price	$2,396,473

* The gain on bargain purchase will be recorded as a separate component of revenues in the Company’s Form 10-Q for the quarter ended March 31, 2010.

Note 3: Pro Forma Adjustments

Adjustments included in the column under the heading “Pro Forma Adjustments” primarily relate to the following:

a:  Represents cash payment in connection with the acquisitions of Hailaer Beixue, Ewenkeqi Beixue and Hulunbeier Beixue.

b: Represents the elimination of intercompany due to and due from between Hailaer Beixue, Ewenkeqi Beixue and Hulunbeier Beixue.

c: Represents an adjustment to fixed assets at costs to bring them to their fair value for purchase accounting purposes.

d: Represents an adjustment to intangible assets to bring them to their fair value for purchase accounting purposes.

e: Represent issuance of Series A preferred stock for acquisition.

f: Represent issuance of common stock for acquisition.

g: Represent an adjustment to eliminate the registered capital of Hailaer Beixue, Ewenkeqi Beixue and Hulunbeier Beixue upon acquisition and consolidation into the Company’s financial statements.

h: Represent the elimination of the historical balance of retained earnings (accumulated deficits) of Hailaer Beixue, Ewenkeqi Beixue and Hulunbeier Beixue and the extraordinary gain on bargain purchase recognized on the acquisition date.

i: Represent the elimination of the historical balance of accumulated other comprehensive income of Hailaer Beixue, Ewenkeqi Beixue and Hulunbeier Beixue.

j: Represent the elimination of intercompany sales between Hailaer Beixue, Ewenkeqi Beixue and Hulunbeier Beixue.

k: Represent the elimination of cost of goods sold due to intercompany sales between Hailaer Beixue, Ewenkeqi Beixue and Hulunbeier Beixue. All products purchased through intercompany sales were sold in the same period.

l: Represent an adjustment of depreciation expense of fixed assets and amortization expense of intangible assets as historically reported by Hailaer Beixue, Ewenkeqi Beixue and Hulunbeier Beixue on a fair value basis for purchase accounting purposes.